Reserves and Dividends	6 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Reserves and dividends

Note 10 – Reserves and dividends

The laws and regulations of the PRC require that before a foreign invested enterprise can legally distribute profits, it must first satisfy all its tax liabilities, provide for losses in previous years, and make allocations, in proportions determined at the discretion of the board of directors, after setting aside the required statutory reserves. Statutory reserves include the surplus reserve fund and the common welfare fund.

The Company is required to transfer 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital. As of December 31, 2018 and June 30, 2018, the remaining reserve to fulfill the 50% registered capital requirement amounted to approximately $0.8 million, respectively.

Transfers to statutory reserves must be made before the distribution of any dividends to the Company’s shareholders. The surplus reserve fund is non-distributable other than during liquidation. The surplus reserve fund can however be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

The PRC government restricts distributions of registered capital and the additional investment amounts required by foreign invested enterprises. Approval by the PRC government must be obtained before distributions of these amounts can be returned to the shareholders.